UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14 (c)-5(d)(2)

☐ Definitive Proxy Statement

SEKOYA HOLDINGS LTD.

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INFORMATION STATEMENT
TO STOCKHOLDERS
OF

SEKOYA HOLDINGS LTD.

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1)        Form 8-K Current Report filed on February 7th, 2008.

Item 1	Information Required By Items of Schedule 14A and Matters Approved by the Majority Shareholders

Item 14A-1

On October 31, 2007 the Company solicited and received written consents from in lieu of meeting from the shareholders representing in excess of 50.1% of the common voting stock of the Company, the "Majority Shareholders".  Said written consents were received by the Company at the principal offices of the Company.  The principal offices of the Company are located at 916 West Broadway Street, Vancouver, British Columbia, V5Z 1K7. Those written consents purported to approve the Merger of the Company and Myecheck Inc., a Delaware corporation (“MyECheck Delaware”).

During 2007, the Majority Shareholders also executed written consents by which the authorized capital of the Company was increased to 200,000,000 common shares and the name of the Company was changed to “MyECheck, Inc.” (the “Corporate Amendments). No information statements were circulated respecting the Corporate Amendments, but the Corporate Amendments have been ratified by the Majority Shareholders as of February 4, 2008.

The Company and MyECheck Delaware subsequently entered into an amended and restated Merger Agreement, which has been approved by the Majority Shareholders as of February 4, 2008.

This Information Statement is being furnished to shareholders of common voting stock of Sekoya Holdings Ltd., with a par value of $.001, to notify them of the actions of the Majority Shareholders.

This Information Statement describing the approval of the Merger and Corporate Amendments (the "Stockholder Matters") will first being mailed or furnished to the Company’s stockholders on or about February 17th, 2008, and such matters shall not become effective until at least 20 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.00.

Item 14A-3	Dissenters Right of Appraisal In Regard to the Merger Only

Important note: The Merger Agreement provides that if any Sekoya shareholder exercises dissenters rights, the Merger may be terminated at the election of MyECheck Delaware.

Under Nevada law, a shareholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

You do have the right to dissent from the Merger and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS.  Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Merger under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute.  The text of the statute is set forth in Exhibit I.  This description is not intended to be complete.  If you are considering exercising your dissenters’ rights with respect to the Merger, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights.  Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law.  If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

•
before the effective date of the Merger and/or Merger, deliver written notice to us at Sekoya Holdings Inc., 916 West Broadway Street, Vancouver, British Columbia, V5Z 1K7, Attn:  Secretary, stating that you intend to demand payment for your shares if the Merger and/or Merger is completed; and

•	not vote your shares in favor of the Merger and/or Merger, either by proxy or in person.

•	Failure to vote against the Merger and/or Merger will not constitute a waiver of dissenters’ rights. A vote against is not deemed to satisfy the written notice requirement.

•	If you satisfy those conditions, we will send you a written dissenter’s notice within 10 days after the Merger and/or Merger is effective. This dissenter’s notice will:

•	specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•	inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

•
supply a form of payment demand that includes the date the Merger and/or Merger was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•	set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters’ notice is delivered; and

•	provide you a copy of Nevada’s dissenters’ rights statute.

•	After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

•	demand payment either through the delivery of the payment demand form to be provided or other comparable means;

•	certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and

•	deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S DISSENTERS’ RIGHTS STATUTE.  YOUR RIGHTS AS A SHAREHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE MERGER AND/OR MERGER.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Merger and/or Merger until the date of payment).  The payment will be accompanied by:

•
our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

•	an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•	information regarding your right to challenge the estimated fair value; and

•	a copy of Nevada’s dissenters’ rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice.  If we withhold payment, after the consummation of the Merger and/or Merger, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand.  The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours.  You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest.  If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands.  All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•	the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

•	the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed.  Attorney fees will be divided as the court considers equitable.

FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.  IF DISSENTERS’ RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT.  IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA’S DISSENTERS’ RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE MERGER AND/OR MERGER YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

Item 14A-6	Outstanding Voting Securities

 For purposes of the dissenters rights, the consent vote date of February 4, 2008 shall be deemed to be the record date (the "Record Date") of the shareholder approvals noticed herein.

In connection with the Corporate Amendments, Sekoya had determined to conduct a 25:1 forward stock split (“Stock Split”) to its then outstanding shareholders, representing 6,055,000 shares. Sekoya did not have sufficient authorized capital stock to effect the 25:1 split prior to effectiveness of the Corporate Amendments.

The Majority Shareholders acted on the Record Date to approve the Merger and the Corporate Amendments.

The Board of Directors of the Company has determined that all Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent.

Item 14A-7	Principal Shareholders

The following table sets forth, as of the Record Date, the name and the number of shares of the Company's Common Stock, par value $.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 151375000 issued and outstanding shares of the Company's Common Stock, and the name and shareholdings of each director and of all officers and directors as a group.

Name	Address	Number of Shares Beneficially Owned	Position	Director	Percent of Ownership
Shirley Wong	916 West Broadway Street, Vancouver, British Columbia, V5Z 1K7	125,000,000	President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Treasurer, Secretary	Yes	82.57%

Item 14A-7	Board of Directors

There is no matter before the shareholders in regard to election of directors.  The Merger Agreement which is the subject of the matter of this Information Statement establishes that the board of directors post merger will be the board of directors of Myecheck Inc. who will serve pursuant to the By-laws of the Company.

Item 14A-8	Executive Compensation

During the last three (3) fiscal years the Company has had no operations and no employees other than the officers as set forth above, who served with no compensation, in any form including but not limited to cash compensation, bonuses, deferred compensation, stock options or any other type of compensation in any of the three (3) fiscal years aforementioned.

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in Executive Compensation set out above which in any way result in payments to any such person because of her resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or change in the person's responsibilities following a changing in control of the Company.

Item 14A-11	Issuance of securities

Pursuant to the Merger, the Company will issue an additional 39,562,500 shares of its common stock. See Item 14A-14.

Item 14A-12	Modification of Securities

The ratification of the Corporate Amendments and the Merger will result in the following:

•	The name change of the Company to MyECheck, Inc. in Nevada shall have been ratified.

•	The Merger will be approved.

•	The change in the authorized capital of the Company to 200,000,000 shall have been ratified.

•	The Stock Split shall be effected.

Item 14A-14	Mergers, Consolidations, Acquisitions and Similar Matters

Pursuant to the terms of the Merger Agreement, the board of directors of the Company shall resign and the board of directors of Myeheck Delaware, shall become the board of directors of the Company.  Shirley Wong has agreed to cancel all shares held by her concurrent with the closing of the merger. In consideration of the merger the shareholders of the Company shall retain their shares representing in the aggregate, 17.43% of the issued and outstanding shares of the Company prior to the merger and 40% of the issued and outstanding shares of the Company post merger. Shareholders of Myecheck Delaware, will be issued 39,562,500 shares representing in the aggregate, 60% of the issued and outstanding shares of the Company post merger, An additional 16,000,000 shares shall be held in escrow to be issued to MyECheck Delaware shareholders in the event the Merger Agreement is breached, but shall be cancelled if not released from escrow within one year from the Merger date.

The description of the Merger and the business of MrECheck Delaware is hereby incorporated by reference to the Sekoya filing on Form 8-K of February 4, 2008, a copy of which shall be included with this Information Statement.

The parties to the Merger Agreement are Shirley Wong, Sekoya Holdings Inc,. and Myecheck Inc.  Sekoya Holdings Inc. may be contacted at the address first entered herein above and at (604) 269-6622.  Myecheck Inc., has principal offices located at Suite 5, 1190 Suncast Lane, El Dorado Hills, CA 957628, (916) 939-3241.

Item 2:	Statement That Proxies Are Not Being Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3:	Interest of Certain Persons In or Opposition to Matters to Be Acted Upon

The following persons hold a majority of the shares in the Company and on October 31st, 2007 entered into Voting Agreements with the Company consenting to the matters to be acted upon which are the subject of this filing:

Name	Address	Number of Shares Beneficially Owned	Position	Director	Percent of Ownership
Shirley Wong	916 West Broadway Street, Vancouver, British Columbia, V5Z 1K7	125,000,000	President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Treasurer, Secretary	Yes	82.57%

No director of the Company has informed the Board of Directors of any opposition by such director of the matters which are the subject of this Schedule 14C.

Item 4	Proposals by Securities Holders

There are no proposals of any holder of securities of the Company presented for action.

Other Information

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),and in accordance therewith is required to  file reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission").  Any reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NW Washington, D.C, 20459.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NW Washington, D.C 20549, at prescribed rates.  The Commission maintains a web site on the Internet(http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1)        Form 8-K Current Report filed on February 7, 2008.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT

By order of the Board of Directors of

SEKOYA HOLDINGS INC.

February 7th, 2008

By:  /s/ Shirley Wong
Ms, Shirley Wong, President

EXHIBIT 1

DISSENTERS’ RIGHTS STATUTE

NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "BENEFICIAL SHAREHOLDER" DEFINED. "Beneficial shareholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the shareholder of record.

NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a shareholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "SHAREHOLDER" DEFINED. "Shareholder" means a shareholder of record or a beneficial shareholder of a domestic corporation.

NRS 92A.330 "SHAREHOLDER OF RECORD" DEFINED. "Shareholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370       RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

1.
Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.
Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1.
Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)
Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)
If approval by the shareholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2)
If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)
Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)
Any corporate action taken pursuant to a vote of the shareholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

2.
A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.380
RIGHT OF SHAREHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1.
Except as otherwise provided in NRS 92A.370 and 92A.390, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)
Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)
If approval by the shareholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or

(2)
If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)
Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)
Any corporate action taken pursuant to a vote of the shareholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

2.
A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390
LIMITATIONS ON RIGHT OF DISSENT: SHAREHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF SHAREHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

1.
There is no right of dissent with respect to a plan of merger or exchange in favor of shareholders of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 shareholders of record, unless:

(a)
The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)
The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)
Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)
The surviving or acquiring entity; or

(II)
Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)
A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.
There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the shareholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400
LIMITATIONS ON RIGHT OF DISSENT:  ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO SHAREHOLDER; ASSERTION BY BENEFICIAL SHAREHOLDER.

1.
A shareholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights.  The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

2.
A beneficial shareholder may assert dissenter’s rights as to shares held on his behalf only if:

(a)
He submits to the subject corporation the written consent of the shareholder of record to the dissent not later than the time the beneficial shareholder asserts dissenter’s rights; and

(b)
He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

NRS 92A.410
NOTIFICATION OF SHAREHOLDERS REGARDING RIGHT OF DISSENT.

1.
If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, the notice of the meeting must state that shareholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.
If the corporate action creating dissenters’ rights is taken by written consent of the shareholders or without a vote of the shareholders, the domestic corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420
PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1.
If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenter’s rights:

(a)
Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b)
Must not vote his shares in favor of the proposed action.

2.
A shareholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

 NRS 92A.430
DISSENTER’S NOTICE: DELIVERY TO SHAREHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

1.
If a proposed corporate action creating dissenters’ rights is authorized at a shareholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all shareholders who satisfied the requirements to assert those rights.

2.
The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)
State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)
Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)
Supply a form for demanding payment that includes the date of the first announcement to the news media or to the shareholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)
Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)
Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440
DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF SHAREHOLDER.

1.
A shareholder to whom a dissenter’s notice is sent must:

(a)
Demand payment;

(b)
Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)
Deposit his certificates, if any, in accordance with the terms of the notice.

2.
The shareholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

3.
The shareholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450
UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF SHAREHOLDER.

1.
The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.
The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

 NRS 92A.460
PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1.
Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest.  The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)
Of the county where the corporation’s registered office is located; or

(b)
At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office.  The court shall dispose of the complaint promptly.

2.
The payment must be accompanied by:

(a)
The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the shareholders’ equity for that year and the latest available interim financial statements, if any;

(b)
A statement of the subject corporation’s estimate of the fair value of the shares;

(c)
An explanation of how the interest was calculated;

(d)
A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)
A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470
PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER’S NOTICE.

1.
A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the shareholders of the terms of the proposed action.

2.
To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand.  The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480
DISSENTER’S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1.
A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.
A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

 NRS 92A.490
LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1.
If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest.  If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.
A subject corporation shall commence the proceeding in the district court of the county where its registered office is located.  If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.
The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares.  All parties must be served with a copy of the petition.  Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.
The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive.  The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  The appraisers have the powers described in the order appointing them, or any amendment thereto.  The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.
Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)
For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)
For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500
LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1.
The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court.  The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.
The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)
Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)
Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.
In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.
This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.